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                                                                EXHIBIT 10.3
                                                            Annual Option Grants
                                                                to Directors

                               SCOLR PHARMA, INC.
                        OUTSIDE DIRECTOR OPTION AGREEMENT

      SCOLR Pharma, Inc. has granted to the individual (the "OPTIONEE") named in the Notice of Grant of Outside Director Option (the "NOTICE") to which this Outside Director Option Agreement (the "OPTION AGREEMENT") is attached an option (the "OPTION") to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the SCOLR Pharma, Inc. 2004 Equity Incentive Plan (the "PLAN"), as amended to the Date of Option Grant, the provisions of which are incorporated herein by reference. By signing the Notice, the Optionee: (a) represents that the Optionee has received copies of, and has read and is familiar with the terms and conditions of the Notice and this Option Agreement, (b) accepts the Option subject to all of the terms and conditions of the Notice, the Plan and this Option Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice, the Plan or this Option Agreement.

      1.    DEFINITIONS AND CONSTRUCTION.

            1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

            1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      2.    TAX STATUS OF OPTION.

            This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

      3.    ADMINISTRATION.

            All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

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      4.    EXERCISE OF THE OPTION.

            4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Number of Option Shares less the number of shares previously acquired upon exercise of the Option.

            4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

            4.3   PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination of the foregoing.

                  (b)   LIMITATIONS ON FORMS OF CONSIDERATION.

                        (i) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to refuse to allow the exercise by tender to the Company, or attestation to the ownership, of shares of Stock.

                        (ii) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form

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acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company"s sole and absolute discretion, to decline to approve or terminate any such program or procedure. Cashless exercise shall not be permitted if the exercise by means of a Cashless Exercise would be a violation of any law, including the Sarbanes-Oxley Act of 2002, which prohibits public companies from making personal loans to any director or executive officer.

            4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

            4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

            4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN

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THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

      5.    NONTRANSFERABILITY OF THE OPTION.

            The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

      6.    TERMINATION OF THE OPTION.

            The Option shall terminate and may no longer be exercised after the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in
Section 8.

      7.    EFFECT OF TERMINATION OF SERVICE.

            7.1 OPTION EXERCISABILITY. If the Optionee's Service with the Participating Company Group terminates for any reason, the Option may be exercised by the Optionee (or the Optionee's legal representative, designated beneficiary or other person who acquired the right to exercise the Option by reason of the Optionee's death) at any time prior to the expiration of two (2) years after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

            7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the time period set forth in
Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            7.3   EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b).
Notwithstanding the foregoing, if a sale within the time period set forth in
Section 7.1 of shares acquired upon the

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exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

      8.    CHANGE IN CONTROL.

            8.1   DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                  (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of the Optionee, either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option (as determined by the Board) for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided

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herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its discretion. The Board may, in its discretion, determine that upon a Change in Control the Option shall be canceled in exchange for payment with respect to each Vested Share subject to such Option immediately prior to its cancellation in (a) cash, (b) stock of the Company or the Acquiring Corporation or (c) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the Exercise Price per share under the Option (subject to any required tax withholding). Such payment shall be made as soon as practicable following the Change in Control.

      9.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

            In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

      10.   RIGHTS AS A STOCKHOLDER, EMPLOYEE OR DIRECTOR.

            The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Director, as the case may be, at any time.

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      11.   LEGENDS.

            The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

      12.   MISCELLANEOUS PROVISIONS.

            12.1 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            12.2 TERMINATION OR AMENDMENT. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in
Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

            12.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature on the Notice or at such other address as such party may designate in writing from time to time to the other party.

            12.4 INTEGRATED AGREEMENT. The Notice, and this Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

            12.5 APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of Washington as such laws are applied to agreements between Washington residents entered into and to be performed entirely within the State of Washington.

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            12.6  COUNTERPARTS. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                                                   Optionee: ___________________

                                                          Date: ________________

                             OUTSIDE DIRECTOR OPTION
                                 EXERCISE NOTICE

SCOLR Pharma, Inc.
Attention: Chief Financial Officer
3625 132nd Avenue NE
Suite 300
Bellevue, WA 98006

Ladies and Gentlemen:

      1. OPTION. I was granted an option (the "OPTION") to purchase shares of the common stock (the "SHARES") of SCOLR Pharma, Inc. (the "COMPANY") pursuant to the Company's 2004 Equity Incentive Plan (the "PLAN"), my Notice of Grant of Outside Director Option (the "NOTICE") and my Outside Director Option Agreement (the "OPTION AGREEMENT") as follows:

            Grant Number:                                          _____________

            Date of Option Grant:                                  _____________

            Number of Option Shares:                               _____________

            Exercise Price per Share:                              $ ___________

      2. EXERCISE OF OPTION. I hereby elect to exercise the Option to purchase the following number of Shares in accordance with the Notice and the Option Agreement:

            Total Shares Purchased:                                _____________

            Total Exercise Price (Total Shares X Price per Share)  $ ___________

      3. PAYMENTS. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

            (TM) Cash:                                             $ ___________

            (TM) Check:                                            $ ___________

            (TM) Tender of Company Stock:            Contact Plan Administrator

            (TM) Cashless exercise (same-day sale):  Contact Plan Administrator

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      4.    TAX WITHHOLDING. I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option.

      5.    OPTIONEE INFORMATION.

            My address is: _____________________________________________________

                           _____________________________________________________

            My Social Security Number is: ______________________________________

      7. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

      I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Notice and my Option Agreement, copies of which I have received and carefully read and understand.

                                                   Very truly yours,

                                                   _____________________________
                                                   (Signature)

Receipt of the above is hereby acknowledged.

SCOLR Pharma, Inc.

By: __________________________

Title: _______________________

Dated: _______________________

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                               SCOLR PHARMA, INC.

                   NOTICE OF GRANT OF OUTSIDE DIRECTOR OPTION

      ________________________ (the "OPTIONEE") has been granted an option (the "OPTION") to purchase certain shares of Stock of SCOLR Pharma, Inc. pursuant to the SCOLR PHARMA, INC. 2004 EQUITY INCENTIVE PLAN (the "PLAN"), as follows:

      GRANT NUMBER:                 __________________

      DATE OF OPTION GRANT:         __________________

      NUMBER OF OPTION SHARES:      __________________

      EXERCISE PRICE:               $ _______________ per share

      OPTION EXPIRATION DATE:       The date five (5) years after the Date of
                                    Option Grant.

      TAX STATUS OF OPTION:         Nonstatutory Stock Option

      VESTING: 100% of the Number of Option Shares shall be vested on and after the Date of Option Grant.

      By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Plan and the Outside Director Option Agreement attached to and made a part of this document. The Optionee acknowledges receipt of a copy of the Outside Director Option Agreement, represents that the Optionee has read and is familiar with the Plan and the provisions of the Outside Director Stock Option Agreement, and hereby accepts the Option subject to all of its terms and conditions.

SCOLR Pharma, Inc.                                OPTIONEE

By: ___________________________                   _____________________________
                                                  Signature

Its: __________________________                   _____________________________
                                                  Date

Address: 3625 132nd Avenue SE                     ______________________________
         Suite 300                                Address
         Bellevue, WA 98006                       _____________________________

ATTACHMENTS: Outside Director Option Agreement
             Outside Director Option Exercise Notice

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